UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) June 7, 2005
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                                EMCOR Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-8267                                                  11-2125338
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 (Commission File Number)                   (I.R.S. Employer Identification No.)

    301 Merritt Seven, Norwalk, CT                            06851
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

_    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     In its proxy statement dated April 27, 2005 ("Proxy Statement"), EMCOR Group, Inc. ("EMCOR") submitted to its stockholders a proposal to approve the adoption by its Board of Directors of a 2005 Management Stock Incentive Plan (the "Plan") that would authorize 600,000 shares of EMCOR common stock to be available for issuance as awards under the Plan. The Plan would be administered by the Compensation and Personnel Committee of EMCOR's Board of Directors, which has discretion to specify the amount, terms and conditions of awards.
     If stockholders approve adoption of the Plan as contained in the Proxy Statement, the Compensation and Personnel Committee has determined to administer the Plan so that not more than 450,000 shares are awarded under the Plan.
     In Note I to its Consolidated Financial Statements contained in its Form 10-K for the year ended December 31, 2004, EMCOR provided certain information concerning weighted average exercise prices and weighted average remaining lives of options outstanding at December 31, 2004. As of April 20, 2005, the weighted average remaining life of all options outstanding under stockholder approved plans was 6.70 years, and the weighted average exercise price and weighted average remaining life of all options outstanding under plans not approved by stockholders were $35.43 and 6.42 years, respectively.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EMCOR GROUP, INC.

Date:  June 7,2005                  By:        /S/Sheldon I. Cammaker
                                       ---------------------------------------
                                    Name:      Sheldon I. Cammaker
                                               Executive Vice President
                                               and General Counsel